EXHIBIT D

AMENDED AND RESTATED SCHEDULE OF SERIES

The undersigned hereby certifies that he is an authorized signer of each Invesco trust listed herein, and that the following funds are included under the Amended and Restated Transfer Agency and Service Agreement dated June 17, 2013, by and between the such trusts and the Bank of New York Mellon.

June	14, 2018

Invesco Exchange-Traded Fund Trust

1.	Invesco Aerospace & Defense ETF
2.	Invesco BRIC ETF

3.	Invesco BuyBack AchieversTM ETF

4.	Invesco Cleantech ETF

5.	Invesco Dividend AchieversTM ETF

6.	Invesco Dow Jones Industrial Average Dividend ETF

7.	Invesco DWA Momentum ETF

8.	Invesco DWA Basic Materials Momentum ETF

9.	Invesco Dynamic Biotechnology & Genome ETF

10.	Invesco Dynamic Building & Construction ETF

11.	Invesco DWA Consumer Cyclicals Momentum ETF

12.	Invesco DWA Consumer Staples Momentum ETF

13.	Invesco Dynamic Energy Exploration & Production ETF

14.	Invesco DWA Energy Momentum ETF

15.	Invesco DWA Financial Momentum ETF

16.	Invesco Dynamic Food & Beverage ETF

17.	Invesco DWA Healthcare Momentum ETF

18.	Invesco DWA Industrials Momentum ETF

19.	Invesco Dynamic Large Cap Growth ETF

20.	Invesco Russell Top 200 Equal Weight ETF

21.	Invesco Dynamic Large Cap Value ETF

22.	Invesco Dynamic Leisure and Entertainment ETF

23.	Invesco Dynamic Market ETF

24.	Invesco Dynamic Media ETF

25.	Invesco Russell Midcap Pure Growth ETF

26.	Invesco Russell Midcap Equal Weight ETF

27.	Invesco Russell Midcap Pure Value ETF

28.	Invesco Dynamic Networking ETF

29.	Invesco Dynamic Oil & Gas Services ETF

30.	Invesco DWA NASDAQ Momentum ETF

31.	Invesco Dynamic Pharmaceuticals ETF

32.	Invesco Dynamic Retail ETF

33.	Invesco Dynamic Semiconductors ETF

34.	Invesco Russell 2000 Pure Growth ETF

35.	Invesco Russell 2000 Equal Weight ETF

36.	Invesco Russell 2000 Pure Value ETF

37.	Invesco Dynamic Software ETF

38.	Invesco DWA Technology Momentum ETF

39.	Invesco DWA Utilities Momentum ETF

40.	Invesco Financial Preferred ETF

41.	Invesco FTSE RAFI US 1000 ETF

42.	Invesco FTSE RAFI US 1500 Small-Mid ETF

43.	Invesco Russell Top 200 Pure Growth ETF

44.	Invesco Russell Top 200 Pure Value ETF

45.	Invesco Global Listed Private Equity ETF

46.	Invesco Golden Dragon China ETF

47.	Invesco High Yield Equity Dividend Achievers ETF

48.	Invesco Insider Sentiment ETF

49.	Invesco International Dividend Achievers ETF

50.	Invesco Zacks Mid-Cap ETF

51.	Invesco Zacks Multi-Asset Income ETF

52.	Invesco NASDAQ Internet ETF

53.	Invesco Raymond James SB-1 Equity ETF

54.	Invesco S&P 100® Equal Weight ETF

55.	Invesco S&P MidCap 400® Equal Weight ETF

56.	Invesco S&P MidCap 400® Pure Growth ETF

57.	Invesco S&P MidCap 400® Pure Value ETF

58.	Invesco S&P 500® BuyWrite ETF

59.	Invesco S&P 500® Equal Weight Consumer Discretionary ETF

60.	Invesco S& P 500® Equal Weight Consumer Staples ETF

61.	Invesco S&P 500® Equal Weight Energy ETF

62.	Invesco S&P 500® Equal Weight ETF

63.	Invesco S&P 500® Equal Weight Financials ETF

64.	Invesco S&P 500® Equal Weight Health Care ETF

65.	Invesco S&P 500® Equal Weight Industrials ETF

66.	Invesco S&P 500® Equal Weight Materials ETF

67.	Invesco S&P 500® Equal Weight Real Estate ETF

68.	Invesco S&P 500® Equal Weight Technology ETF

69.	Invesco S&P 500® Equal Weight Utilities ETF

70.	Invesco S&P 500® Pure Growth ETF

71.	Invesco S&P 500® Pure Value ETF

72.	Invesco S&P 500® Top 50 ETF

73.	Invesco S&P 500® Quality ETF

74.	Invesco S&P SmallCap 600® Equal Weight ETF

75.	Invesco S&P SmallCap 600® Pure Growth ETF

76.	Invesco S&P SmallCap 600® Pure Value ETF

77.	Invesco S&P Spin-Off ETF

78.	Invesco Water Resources ETF

79.	Invesco Wilderhill Clean Energy ETF

80.	Invesco Wilderhill Progressive Energy ETF

81.	Invesco Wilshire Micro-Cap ETF

82.	Invesco Wilshire US REIT ETF

83.	Invesco Zacks Micro Cap ETF

Invesco Exchange-Traded Fund Trust II

1.	Invesco 1-30 Laddered Treasury ETF
2.	Invesco Canadian Energy Income ETF
3.	Invesco CEF Income Composite ETF
4.	Invesco Contrarian Opportunities ETF
5.	Invesco China All-Cap ETF
6.	Invesco China Real Estate ETF
7.	Invesco China Small Cap ETF
8.	Invesco China Technology ETF
9.	Invesco Chinese Yuan Dim Sum Bond ETF
10.	Invesco Developed EuroPacific Currency Hedged Low Volatility ETF
11.	Invesco DWA Developed Markets Momentum ETF
12.	Invesco DWA Emerging Markets Momentum ETF
13.	Invesco DWA Momentum & Low Volatility Rotation ETF
14.	Invesco DWA SmallCap Momentum ETF
15.	Invesco DWA Tactical Multi-Asset Income ETF
16.	Invesco DWA Tactical Sector Rotation ETF
17.	Invesco Emerging Markets Infrastructure ETF

18.	Invesco Emerging Markets Sovereign Debt ETF
19.	Invesco Europe Currency Hedged Low Volatility ETF
20.	Invesco Frontier Markets ETF
21.	Invesco FTSE RAFI Asia Pacific ex-Japan ETF
22.	Invesco FTSE RAFI Developed Markets ex-U.S. ETF
23.	Invesco FTSE RAFI Developed Markets ex-U.S. Small-Mid ETF
24.	Invesco FTSE RAFI Emerging Markets ETF
25.	Invesco FTSE International Low Beta Equal Weight ETF
26.	Invesco Fundamental High Yield® Corporate Bond ETF
27.	Invesco Fundamental Investment Grade Corporate Bond Portfolio
28.	Invesco Global Agriculture ETF
29.	Invesco Global Clean Energy ETF
30.	Invesco Global Gold and Precious Metals ETF
31.	Invesco Global Short Term High Yield Bond ETF
32.	Invesco Global Water ETF
33.	Invesco California AMT-Free Municipal Bond ETF
34.	Invesco National AMT-Free Municipal Bond ETF
35.	Invesco New York AMT-Free Municipal Bond ETF
36.	Invesco International BuyBack AchieversTM Portfolio
37.	Invesco International Corporate Bond ETF
38.	Invesco Zacks International Multi-Asset Income ETF
39.	Invesco Japan Currency Hedged Low Volatility ETF
40.	Invesco LadderRite 0-5 Year Corporate Bond ETF
41.	Invesco KBW Bank ETF
42.	Invesco KBW High Dividend Yield Financial ETF
43.	Invesco KBW Premium Yield Equity REIT ETF
44.	Invesco KBW Property & Casualty Insurance ETF
45.	Invesco KBW Regional Banking ETF
46.	Invesco MSCI Emerging Markets Equal Country Weight ETF
47.	Invesco MSCI Global Timber ETF
48.	Invesco Preferred ETF
49.	Invesco PureBeta FTSE Developed ex-North America ETF
50.	Invesco PureBeta FTSE Emerging Markets ETF
51.	Invesco PureBeta MSCI USA ETF
52.	Invesco PureBeta MSCI USA Small Cap ETF
53.	Invesco PureBeta US Aggregate Bond ETF
54.	Invesco PureBeta 0-5 Yr US TIPS ETF
55.	Invesco Russell 1000 Enhanced Equal Weight ETF
56.	Invesco Russell 1000 Equal Weight ETF
57.	Invesco Russell 1000 Low Beta Equal Weight ETF
58.	Invesco Shipping ETF
59.	Invesco Solar ETF
60.	Invesco S&P 500 ex-Rate Sensitive Low Volatility ETF
61.	Invesco S&P 500® High Beta ETF
62.	Invesco S&P 500® High Dividend Low Volatility ETF
63.	Invesco S&P 500® Low Volatility Portfolio
64.	Invesco S&P 500 Minimum Variance ETF
65.	Invesco S&P 500 Momentum ETF
66.	Invesco S&P 500 Rising Rates ETF
67.	Invesco S&P 500 Enhanced Value Portfolio
68.	Invesco S&P 500 Value With Momentum ETF
69.	Invesco S&P Emerging Markets Momentum ETF
70.	Invesco S&P Emerging Markets Low Volatility ETF
71.	Invesco S&P Global Dividend Opportunities Index ETF
72.	Invesco S&P Global Water Index ETF
73.	Invesco S&P High Income Infrastructure ETF

74.	Invesco S&P International Developed High Dividend Low Volatility ETF
75.	Invesco S&P International Developed Momentum ETF
76.	Invesco S&P International Developed Low Volatility ETF
77.	Invesco S&P International Developed Quality ETF
78.	Invesco S&P MidCap Low Volatility ETF
79.	Invesco S&P SmallCap Consumer Discretionary ETF
80.	Invesco S&P SmallCap Consumer Staples ETF
81.	Invesco S&P SmallCap Energy ETF
82.	Invesco S&P SmallCap Financials ETF
83.	Invesco S&P SmallCap Health Care ETF
84.	Invesco S&P SmallCap High Dividend Low Volatility ETF
85.	Invesco S&P SmallCap Industrials ETF
86.	Invesco S&P SmallCap Information Technology ETF
87.	Invesco S&P SmallCap Low Volatility ETF
88.	Invesco S&P SmallCap Materials ETF
89.	Invesco S&P SmallCap Quality ETF
90.	Invesco S&P SmallCap Utilities ETF
91.	Invesco Senior Loan ETF
92.	Invesco Taxable Municipal Bond ETF
93.	Invesco Treasury Collateral ETF
94.	Invesco Variable Rate Preferred ETF
95.	Invesco VRDO Tax-Free Weekly ETF

Invesco	Actively Managed Exchange-Traded Fund Trust

1.	Invesco Active U.S. Real Estate Fund
2.	Invesco Balanced Multi-Asset Allocation ETF
3.	Invesco Conservative Multi-Asset Allocation ETF
4.	Invesco Growth Multi-Asset Allocation ETF
5.	Invesco Moderately Conservative Multi-Asset Allocation ETF
6.	Invesco Multi-Strategy Alternative ETF
7.	Invesco S&P 500® Downside Hedged ETF
8.	Invesco Total Return Bond ETF
9.	Invesco Ultra Short Duration ETF
10.	Invesco Variable Rate Investment Grade ETF

Invesco Actively Managed Exchange-Traded Commodity Fund Trust

1.	Invesco Agriculture Commodity Strategy No K-1 ETF

2.	Invesco Base Metals Commodity Strategy No K-1 ETF

3.	Invesco Bloomberg Commodity Strategy ETF

4.	Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF

5.	Invesco Energy Commodity Strategy No K-1 ETF

Invesco India Exchange-Traded Fund Trust

1.	Invesco India ETF

Invesco Exchange-Traded Self-Indexed Fund Trust

1.	Invesco BulletShares® 2018 Corporate Bond ETF
2.	Invesco BulletShares® 2018 High Yield Corporate Bond ETF
3.	Invesco BulletShares® 2019 Corporate Bond ETF
4.	Invesco BulletShares® 2019 High Yield Corporate Bond ETF
5.	Invesco BulletShares® 2020 Corporate Bond ETF
6.	Invesco BulletShares® 2020 High Yield Corporate Bond ETF
7.	Invesco BulletShares® 2021 Corporate Bond ETF
8.	Invesco BulletShares® 2021 High Yield Corporate Bond ETF
9.	Invesco BulletShares® 2022 Corporate Bond ETF
10.	Invesco BulletShares® 2022 High Yield Corporate Bond ETF

11.	Invesco BulletShares® 2023 Corporate Bond ETF
12.	Invesco BulletShares® 2023 High Yield Corporate Bond ETF
13.	Invesco BulletShares® 2024 Corporate Bond ETF
14.	Invesco BulletShares® 2024 High Yield Corporate Bond ETF
15.	Invesco BulletShares® 2025 Corporate Bond ETF
16.	Invesco BulletShares® 2025 High Yield Corporate Bond ETF
17.	Invesco BulletShares® 2026 High Yield Corporate Bond ETF
18.	Invesco BulletShares® 2026 Corporate Bond ETF
19.	Invesco BulletShares® 2027 Corporate Bond ETF
20.	Invesco BulletShares® 2028 Corporate Bond ETF
21.	Invesco BulletShares® 2021 USD Emerging Markets Debt ETF
22.	Invesco BulletShares® 2022 USD Emerging Markets Debt ETF
23.	Invesco BulletShares® 2023 USD Emerging Markets Debt ETF
24.	Invesco BulletShares® 2024 USD Emerging Markets Debt ETF
25.	Invesco Defensive Equity ETF
26.	Invesco Emerging Markets Debt Defensive ETF

27.	Invesco Emerging Markets Debt Value ETF

28.	Invesco High Yield Defensive ETF

29.	Invesco High Yield Value ETF

30.	Invesco Investment Grade Defensive ETF

31.	Invesco Investment Grade Value ETF

32.	Invesco Multi-Factor Core Fixed Income ETF

33.	Invesco Multi-Factor Core Plus Fixed Income ETF

34.	Invesco Multi-Factor Large Cap ETF

35.	Invesco Strategic US ETF

36.	Invesco Strategic US Small Company ETF

37.	Invesco Strategic Developed ex-US ETF

38.	Invesco Strategic Developed ex-US Small Company ETF

39.	Invesco Strategic Emerging Markets ETF

40.	Invesco U.S. Large Cap Optimized Volatility ETF

THE BANK OF NEW YORK MELLON

By:

(signature)
(name)
(title)

INVESCO EXCHANGE-TRADED FUND TRUST

By:

(signature)

Daniel E. Draper

(name)

President

(title)

INVESCO EXCHANGE-TRADED FUND TRUST II

By:

(signature)

Daniel E. Draper

(name)

President

(title)

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

By:

(signature)

Daniel E. Draper

(name)

President

(title)

INVESCO ACTIVELY MANAGED EXCHANGE-TRADED COMMODITY FUND TRUST

By:

(signature)

Daniel E. Draper

(name)

President

(title)

INVESCO INDIA EXCHANGE-TRADED FUND TRUST

By:

(signature)

Daniel E. Draper

(name)

President

(title)

INVESCO EXCHANGE-TRADED SELF-INDEXED FUND TRUST

By:

(signature)

Daniel E. Draper

(name)

President

(title)